UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

June 29, 2022

Quotient Technology Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36331	77-0485123
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1260 East Stringham Avenue, Suite 600 Salt Lake City, Utah 84106
(Address of principal executive offices)

(650) 605-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	QUOT	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Quotient Technology Inc. (the “Company”), held on June 29, 2022, the Company’s stockholders approved an amendment (the “Charter Declassification Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, as amended, to provide for declassification of the Company’s Board of Directors (the “Board”). Pursuant to the terms of the Charter Declassification Amendment, the directors elected at the Annual Meeting will each serve for a one-year term expiring at the 2023 annual meeting of stockholders and until their successors are duly elected and qualified, and the directors who were elected prior to the Annual Meeting will continue to serve the remaining portion of their three-year terms.

The Charter Declassification Amendment was previously approved by the Board, subject to approval by the Company’s stockholders, and became effective upon the Company’s filing of a Certificate of Amendment with the Delaware Secretary of State on June 29, 2022. The foregoing description of the Charter Declassification Amendment does not purport to be complete and is qualified in its entirety by the full text of the Charter Declassification Amendment filed with the Delaware Secretary of State, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

The Board previously approved an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws Amendment”), to be effective upon stockholder approval of, and the effectual filing with the Delaware Secretary of State of, the Charter Declassification Amendment, and accordingly the Bylaws Amendment became effective on June 29, 2022. The Bylaws Amendment makes conforming changes with respect to the Charter Declassification Amendment, reflecting the declassification of the Board and related changes. The foregoing description of the Bylaws Amendment does not purport to be complete and is qualified in its entirety by the full text of the Bylaws Amendment, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 29, 2022, the Company held its Annual Meeting. As of the close of business on May 2, 2022, the record date for the Annual Meeting, 95,217,996 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 86,726,476, or approximately 91% of the outstanding common shares entitled to vote, were represented in person or by proxy to vote upon the proposals set forth below and, therefore, a quorum was present.

1.	To approve the Charter Declassification Amendment;

2.	To elect three Board-nominated individuals to serve until the 2023 annual meeting of stockholders and until their successors are duly elected and qualified, if Proposal 1 is approved;

3.

To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement, in accordance with Securities and Exchange Commission (“SEC”) rules;

4.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022;

5.

To ratify the Company’s Tax Benefits Preservation Plan, dated November 11, 2021, between the Company and American Stock Transfer & Trust Company, LLC, as amended (the “Tax Benefits Preservation Plan”).

For more information about the foregoing proposals, see the Company’s definitive proxy statement filed with the SEC on May 27, 2022.

The results of the voting at the Annual Meeting are as follows:

1.    Approval of the Charter Declassification Amendment

Votes For	Votes Against	Abstentions	Broker Non-votes
73,422,704	4,332,229	226,895	8,744,648

The stockholders approved the Charter Declassification Amendment.

2.     Election of three Class II Directors

Nominee	Votes For	Votes Withheld	Broker Non- votes
Matthew Krepsik	70,901,927	7,079,901	8,744,648
Robert McDonald	46,725,990	31,255,838	8,744,648
Matthew O’Grady	70,325,651	7,656,177	8,744,648

Each director nominee was duly elected to serve until the 2023 annual meeting of stockholders and until his successor is duly elected and qualified.

3.     Advisory Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-votes
36,137,775	38,201,746	3,642,307	8,744,648

Stockholders did not approve, on an advisory basis, the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement.

4.    Ratification of Selection of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-votes
86,188,035	238,737	299,704	0

The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

5.    Ratification of the Tax Benefits Preservation Plan

Votes For	Votes Against	Abstentions	Broker Non-votes
60,852,004	15,816,203	1,313,621	8,744,648

The stockholders ratified the Tax Benefits Preservation Plan.

On May 16, 2022, the Company entered into a Cooperation Agreement with Engaged Capital, LLC and certain of its affiliates, the terms of which are described in the Company’s Current Report on Form 8-K filed with the SEC on May 18, 2022 (the “Cooperation Agreement Form 8-K”). The information required by Item 5.07(c) of Form 8-K is incorporated herein by reference to the disclosure set forth in Item 1.01 of the Cooperation Agreement Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Company.

3.2	First Amendment to Amended and Restated Bylaws of the Company.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quotient Technology Inc.

By:	/s/ Connie Chen
Connie Chen

General Counsel, Compliance Officer and Secretary

Date: June 30, 2022